Residual Contracts Disclosure	12 Months Ended
Dec. 31, 2014
Notes
Residual Contracts Disclosure

NOTE 8 - RESIDUAL CONTRACTS

On December 31, 2012, the Company acquired the residual income stream of Parallel Solutions Inc. (PSI). This revenue is perpetual, provided that the vendor’s contract with PSI is not terminated. The calculations for the value associated with anticipated new income resulting from the acquired PSI residual contracts was determined based on PSI’s residual revenue stream for the period from November of 2011 to October 2012 of $535,722 and historical PSI’s termination rates of nil. The Company used the lowest industry standard multiple of (1.1) to determine the fair value of the contractual revenue stream of the date of acquisition which was estimated to be $589,294. During the year ended December 31, 2014, management reviewed the carrying amount of the asset and determined as a result of diversification in the Company’s business model due to its acquisitions, that the previously estimated indefinite life be revised to reflect the Company’s future business development goals. The Company estimated a finite remaining useful life of forty-eight months and has recorded amortization expense as of December 31, 2014 as follows:

	DECEMBER 31,	DECEMBER 31,
	2014	2013

Residual contracts	$589,294	$589,294
Less: accumulated amortization	(147,324)	--
Total residual contracts, net	$441,970	$589,294